AMENDMENT NO. 1
                                       TO
                        ALLTEL CORPORATION PENSION PLAN
                         (January 1, 1994 Restatement)


              WHEREAS, ALLTEL Corporation (the "Company") amended and restated the ALLTEL Corporation Pension Plan (the "Plan"), effective January 1, 1994; and

              WHEREAS,  the Company desires further to amend the Plan;

              NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends Appendix T to Section 13.19 of the Plan, effective as of March 5, 1995, by adding a new Article VII to provide as follows:

               ARTICLE VII  CESSATION OF ACCRUALS

        1. Application - The provisions of this Article VII are effective beginning as of March 5, 1995, and shall apply to:

                  (i) each Employee who, on or after March 5, 1995, is
            represented by the Georgia IBEW Local 84 (a "Georgia IBEW
            Employee");

                  (ii) each Employee who, on or after March 5, 1995, is
            represented by the Communications Workers of America Local 3270, 3271, 3272, or 3275 (a "CWA Employee");

                 (iii) each Employee who, on March 5, 1995, would be a Georgia
            IBEW Employee or a CWA Employee but for a Change in Employment Status, as defined in subsection (d) of Section 1.01 of the Plan, that occurred prior to March 5, 1995; and

                  (iv) any other Employee who on or after March 5, 1995, would accrue any benefits under this Appendix T (including, but not limited to, Attachment I to Appendix T) but for the provisions of this Article VII.

       2.  Cessation of Benefit Accruals -

        (a) For periods on and after March 5, 1995, there shall be no benefit accruals under this Appendix T (including, but not limited to, Attachment I to Appendix T) with respect to an Employee described in Section 1 of this
     Article VII, including, but not limited to, any crediting of Accredited Service under this Appendix T (including, but not limited to, Attachment I to Appendix T) with respect to an Employee described in Section 1 of this
     Article VII.

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        (b)  Notwithstanding the provisions of paragraph (a) of this Section 2:

                  (i) The Average Annual Compensation of an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this
            Article VII shall take into account amounts earned on and after March 5, 1995, or, with respect to an Employee described in clause
            (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status that would be included in the Employee's Average Annual Compensation, if any, but for the provisions of this
            Article VII or subsection (d) of Section 1.01 of the Plan. Furthermore, the "GTE Compensation" (as defined in Paragraph 1.g. of Attachment I to Appendix T) of an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII shall take into account amounts earned on and after March 5, 1995, or, with respect to an Employee described in clause (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status that would be included in the Employee's "GTE Compensation" (as defined in Paragraph 1.g. of Attachment I to Appendix T), if any, but for the provisions of this Article VII or subsection (d) of
            Section 1.01 of the Plan.

                  (ii) An Employee described in clause (i), clause (ii), or
            clause (iii) of Section 1 of this Article VII who is a "Bargaining Transfer Employee" (as defined in the first paragraph of this Appendix T) shall be credited with Accredited Service under this Appendix T for periods on and after March 5, 1995, or, with respect to such an Employee who is described in clause (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status, solely for eligibility purposes under Sections 3, 4, and 5 of
            Article IV of this Appendix T, eligibility purposes under paragraphs
            (b) and (c) of Section 1 of Article V of this Appendix T, and, if applicable, eligibility purposes under Paragraph 4.a.(3) of Attachment I to Appendix T. An Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII who is not a "Bargaining Transfer Employee" (as defined in the first paragraph of this Appendix T) shall be treated as if his employment with the employers described in Section 2 of Article III of this Appendix T had terminated as of March 4, 1995, for purposes of paragraph (c) of Section 1 of Article IV of this Appendix T, and shall be credited with Accredited Service under this Appendix T for periods on and after March 5, 1995, or, with respect to such an Employee described in clause (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status, solely for eligibility purposes under Sections 3, 4, and 5 of Article IV of this Appendix T, and eligibility purposes under paragraph (b) of
            Section 1 of Article V of this Appendix T.

                                      -2-
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           3. Determination of Accredited Service and Benefit Service -
     The sum of the Accredited Service and Benefit Service with which an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII is credited for the Plan Year that includes March 5, 1995 or, for an Employee described in clause (iii) of Section 1 of this
     Article VII, the date of his Change in Employment Status, shall not be less than or more than the Accredited Service with which the Employee would have been credited for such Plan Year but for the provisions of this Article VII or subsection (d) of Section 1.01 of the Plan. In such regard, there shall first be determined the Accredited Service of an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII for such Plan Year in accordance with the second paragraph of Section 6 of
     Article III of this Appendix T, and there shall then be determined the Benefit Service of such an Employee for such Plan Year in accordance with subparagraph (ii) of paragraph (1) of subsection (d) of Section 1.37 of the Plan; provided, however, that such Benefit Service shall be rounded up or down, as applicable, if necessary to meet the limitation contained in the immediately preceding sentence.

       4. Change in Employment Status - Effective beginning as of March 5, 1995, the provisions of subsection (a) of Section 1.01 of the Plan shall apply to each Employee described in clause (i), clause (ii), or clause (iv) of
     Section 1 of this Article VII. The provisions of paragraph (2) of subsection (d) of Section 1.01 of the Plan shall apply to each Employee described in clause (i) or (ii) of Section 1 of this Article VII as if he had had a Change in Employment Status pursuant to paragraph (1) of subsection (d) of Section 1.01 of the Plan as of March 5, 1995, except that in applying the last sentence of the first paragraph of paragraph (2) of subsection (d) of Section 1.01 of the Plan, the "GTE Benefit" shall be computed taking into account Section 2 of this Article VII. In applying the last sentence of the first paragraph of paragraph (2) of subsection (d) of
     Section 1.01 of the Plan to an Employee described in clause (iii) of
     Section 1 of this Article VII, the "GTE Benefit" shall be computed taking into account Section 2 of this Article VII.

        5. Overriding Provisions - The provisions of this Article VII shall apply notwithstanding any other provision of the Plan to the contrary.

                    IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this day of , 1995.


                                 ALLTEL CORPORATION


                                By:  /s/ John L. Comparin

                                Title: Vice President - Human Resources

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